Income taxes	12 Months Ended
Dec. 31, 2019
Income taxes
Income taxes

Note 16—Income taxes

“Provision for taxes” consisted of the following:

($ in millions)	2019	2018	2017
Current taxes	855	686	782
Deferred taxes	(83)	(142)	(199)
Tax expense from continuing operations	772	544	583
Tax expense from discontinued operations	167	228	273

Income tax expense from continuing operations is reconciled below from the Company’s weighted‑average global tax rate (rather than from the Swiss domestic statutory tax rate) as the parent company of the ABB Group, ABB Ltd, is domiciled in Switzerland and income generated in jurisdictions outside of Switzerland (hereafter “foreign jurisdictions”) which has already been subject to corporate income tax in those foreign jurisdictions is, to a large extent, tax exempt in Switzerland. There is no requirement in Switzerland for any parent company of a group to file a tax return of the consolidated group determining domestic and foreign pre‑tax income. As the Company’s consolidated income from continuing operations is predominantly earned outside of Switzerland, corporate income tax in foreign jurisdictions largely determines the weighted‑average global tax rate of the Company.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the Tax Act). The Tax Act makes broad and complex changes to the U.S. tax code. The SEC staff issued Staff Accounting Bulletin No. 118, which allowed the Company to record provisional amounts in income tax expense from continuing operations in the 2017 financial statements. The estimated impact included a benefit of $30 million due to changes in tax rates, valuation allowance on foreign tax credits and undistributed earnings of subsidiaries, offset by $26 million charge for one‑time transition tax. The amounts were finalized in 2018 and no material change to the estimated figures was recorded.

The reconciliation of “Tax expense from continuing operations” at the weighted‑average tax rate to the effective tax rate is as follows:

($ in millions, except % data)	2019	2018	2017
Income from continuing operations before taxes	1,862	2,119	2,102
Weighted-average global tax rate	18.3%	22.2%	23.6%
Income taxes at weighted-average tax rate	341	470	497
Items taxed at rates other than the weighted-average tax rate	(7)	(43)	(114)
Changes in valuation allowance, net	198	41	763
Effects of changes in tax laws and (enacted) tax rates	63	1	(747)
Non-deductible expenses	44	86	58
Other, net	133	(11)	126
Tax expense from continuing operations	772	544	583
Effective tax rate for the year	41.5%	25.7%	27.7%

The allocation of consolidated income from continued operations, which is predominantly earned outside of Switzerland, impacts the “weighted-average global tax rate”. In 2019, based on the enacted tax rates in the applicable jurisdictions, the loss recorded for the planned sale of the solar inverters business reduced the weighted-average global tax rate by approximately 2 percent.

In 2018 and 2017, the benefit reported in “Items taxed at rates other than the weighted-average tax rate” included positive impacts of $17 million and $72 million, respectively, relating to non-taxable amounts for net gains from sale of businesses. In 2019, the amount was not significant.

In 2019, “Changes in valuation allowance, net” includes adjustments to the valuation allowance in certain jurisdictions where the Company updated its assessment that it was more likely than not that such deferred tax assets would be realized. In 2019, the Company recorded an increase of $158 million to the valuation allowance in certain operations in North America including an amount to provide for certain deferred tax assets arising in 2019.

In 2018, the “Changes in valuation allowance, net” included adjustments in valuation allowance recorded in certain jurisdictions where the Company updated its assessment that it was more likely than not that such deferred tax assets would be realized. The amount included an increase of $40 million relating to certain operations in Central Europe.

In 2019, “Effects of changes in tax laws and (enacted) tax rates” primarily reflects a change in tax law applicable to a country in Europe. The benefit was mostly offset by a related change in the valuation allowance, resulting in a net benefit of $17 million. In 2017, the relevant tax rate applicable to one of the Company’s subsidiaries increased and in connection with this change, the Company benefited from an increase of $721 million in deferred tax assets relating to certain long‑term assets. This benefit was also offset by a related change in the valuation allowance of $668 million as the Company determined that it was more likely than not that such deferred tax assets would not be realized.

In 2019, 2018 and 2017, “Non‑deductible expenses” includes $44 million, $86 million and $58 million, respectively, in relation to items that were deducted for financial accounting purposes but were not tax deductible, such as interest expense, local taxes on productive activities, disallowed meals and entertainment expenses and other similar items.

In 2019 and 2017, “Other, net” in the table above included net charges of $91 million and $148 million, respectively, related to the interpretation for tax law and double tax treaty agreements by competent tax authorities while in 2018, “Other, net” included a net benefit of $22 million.

Deferred income tax assets and liabilities (excluding amounts held for sale and in discontinued operations) consisted of the following:

	December 31,
($ in millions)	2019	2018
Deferred tax assets:
Unused tax losses and credits	507	600
Provisions and other accrued liabilities	650	769
Pension	592	476
Inventories	463	253
Intangibles and other non-current assets	972	1,031
Other	300	122
Total gross deferred tax asset	3,484	3,251
Valuation allowance	(1,632)	(1,535)
Total gross deferred tax asset, net of valuation allowance	1,852	1,716
Deferred tax liabilities:
Property, plant and equipment	(244)	(202)
Intangibles and other assets	(679)	(770)
Pension and other liabilities	(538)	(153)
Inventories	(39)	(67)
Unremitted earnings	(353)	(445)
Total gross deferred tax liability	(1,853)	(1,637)
Net deferred tax asset (liability)	(1)	79
Included in:
“Deferred taxes”—non-current assets	910	1,006
“Deferred taxes”—non-current liabilities	(911)	(927)
Net deferred tax asset (liability)	(1)	79

Certain entities have deferred tax assets related to net operating loss carry‑forwards and other items. As recognition of these assets in certain entities did not meet the more likely than not criterion, valuation allowances have been recorded and amount to $1,632 million and $1,535 million, at December 31, 2019 and 2018, respectively. “Unused tax losses and credits” at December 31, 2019 and 2018, in the table above, included $126 million and $145 million, respectively, for which the Company has established a full valuation allowance as, due to limitations imposed by the relevant tax law, the Company determined that, more likely than not, such deferred tax assets would not be realized.

The valuation allowance at December 31, 2019, 2018 and 2017 was $1,632 million, $1,535 million and $1,303 million, respectively.

At December 31, 2019 and 2018, deferred tax liabilities totaling $353 million and $445 million, respectively, have been provided for primarily in respect of withholding taxes, dividend distribution taxes or additional corporate income taxes (hereafter “withholding taxes”) on unremitted earnings which will be payable in foreign jurisdictions on the repatriation of earnings to Switzerland. Income which has been generated outside of Switzerland and has already been subject to corporate income tax in such foreign jurisdictions is, to a large extent, tax exempt in Switzerland. Therefore, generally no or only limited Swiss income tax has to be provided for on the repatriated earnings of foreign subsidiaries.

Certain countries levy withholding taxes on dividend distributions. Such taxes cannot always be fully reclaimed by the shareholder, although they have to be declared and withheld by the subsidiary. In 2019 and 2018, certain taxes arose in certain foreign jurisdictions for which the technical merits do not allow utilization of benefits. At December 31, 2019 and 2018, foreign subsidiary retained earnings subject to withholding taxes upon distribution of approximately $100 million and $100 million, respectively, were considered as indefinitely reinvested, as these funds are used for financing current operations as well as business growth through working capital and capital expenditure in those countries and, consequently, no deferred tax liability was recorded.

At December 31, 2019, net operating loss carry‑forwards of $1,999 million and tax credits of $78 million were available to reduce future taxes of certain subsidiaries. Of these amounts, $1,203 million of loss carry-forwards and $52 million of tax credits will expire in varying amounts through 2039, while the remainder will not expire. The largest amount of these carry‑forwards related to the Company’s Europe operations.

Unrecognized tax benefits consisted of the following:

		Penalties and
		interest
		related to
	Unrecognized	unrecognized
($ in millions)	tax benefits	tax benefits	Total
Classification as unrecognized tax items on January 1, 2017	760	172	932
Increase relating to prior year tax positions	115	103	218
Decrease relating to prior year tax positions	(76)	(37)	(113)
Increase relating to current year tax positions	223	—	223
Decrease due to settlements with tax authorities	(23)	(2)	(25)
Decrease as a result of the applicable statute of limitations	(75)	(12)	(87)
Exchange rate differences	101	18	119
Balance at December 31, 2017, which would, if recognized, affect
the effective tax rate	1,025	242	1,267
Net change due to acquisitions and divestments	8	—	8
Increase relating to prior year tax positions	35	37	72
Decrease relating to prior year tax positions	(99)	14	(85)
Increase relating to current year tax positions	126	5	131
Decrease due to settlements with tax authorities	(44)	(17)	(61)
Decrease as a result of the applicable statute of limitations	(66)	(31)	(97)
Exchange rate differences	(24)	(11)	(35)
Balance at December 31, 2018, which would, if recognized, affect
the effective tax rate	961	239	1,200
Net change due to acquisitions and divestments	11	7	18
Increase relating to prior year tax positions	202	85	287
Decrease relating to prior year tax positions	(82)	(63)	(145)
Increase relating to current year tax positions	163	6	169
Decrease due to settlements with tax authorities	(57)	(8)	(65)
Decrease as a result of the applicable statute of limitations	(83)	(28)	(111)
Exchange rate differences	(9)	(5)	(14)
Balance at December 31, 2019, which would, if recognized, affect
the effective tax rate	1,106	233	1,339

In 2019, 2018 and 2017, the “Increase relating to current year tax positions” included a total of $163 million, $111 million and $193 million, respectively, in taxes related to the interpretation of tax law and double tax treaty agreements by competent tax authorities.

In 2019, the “Increase relating to prior year tax positions” is predominantly related to the interpretation of tax law and double tax treaty agreements by competent tax authorities.

At December 31, 2019, the Company expected the resolution, within the next twelve months, of unrecognized tax benefits related to pending court cases amounting to $76 million for taxes, penalties and interest. Otherwise, the Company had not identified any other significant changes which were considered reasonably possible to occur within the next twelve months.

At December 31, 2019, the earliest significant open tax years that remained subject to examination were the following:

Region	Year
Europe	2011
The Americas	2016
Asia, Middle East and Africa	2010